Exhibit 99.1
The Emerging Regional Bank of the Mid-South

Forward Looking Information
Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about BancorpSouth’s growing market share and focus on high quality assets, new loan markets, BancorpSouth’s market presence, growth opportunities, opportunities for mobile banking, strategic initiatives for 2007, and the future operating results of BancorpSouth, Inc., through BancorpSouth Bank. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, the ability of BancorpSouth to provide and market competitive products and services, the ability of BancorpSouth to manage growth and effectively serve an expanding customer and market base, changes in economic conditions, the ability of BancorpSouth to identify and enter new markets, changes in BancorpSouth’s operating or expansion strategy, changes in the national economy and in the economy in BancorpSouth’s market areas, the ability of BancorpSouth to attract, train and retain qualified personnel, changes in consumer preferences, geographic concentrations of BancorpSouth’s assets, the ability of BancorpSouth to implement and integrate new technologies, changes in business conditions, including, for example, changes in interest rates and regulatory changes, and other factors detailed from time to time in BancorpSouth’s press releases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation.

Corporate Profile $13.1 billion in assets* 8-state financial holding company* 290 locations* Provides a comprehensive line of financial products and services to individuals and to small- to mid-size businesses Traditional banking and non-interest products $2.0 billion market capitalization* * Data as of September 30, 2007 3 3

Mission Statement
Be the leading financial services company in our markets, close to the client and focused on the economic development of the communities we serve. Maximize shareholder value through consistently strong earnings performance, strong and growing market share, and focus on high quality assets. Continuously transform BancorpSouth into a more diverse and comprehensive financial services company. Be our clients’ provider of choice for financial services, a multi-faceted relationship providing maximum long term value to both the client and our company. Provide an inspiring career opportunity for dedicated professionals.

Market Footprint
Existing Banking & Insurance Markets Selected New Markets 5

Springfield, MO Metro Area
Effective March 1, 2007 – Acquisition of The Signature Bank Population 398,124 Per capita income $ 34,657 Third largest metro area in Missouri behind Kansas City and St. Louis Springfield-Branson National Airport Fourth fastest growing airport in US in 2005

BancorpSouth, Right Where You AreSM

Meeting the Needs of Customers
Personal and Personal and
Business Business
Mortgage Lending Banking Banking Investment and
Mortgage Lending Investment and
and and Brokerage Brokerage
Servicing Servicing Services Services
BancorpSouth BancorpSouth
Trust and Asset Trust and Asset
Credit Cards Credit Cards Family of Family of
Management Management
Services Services
Student Loans Student Loans Insurance Insurance
Commercial Commercial
Banking and Cash Banking and Cash
Management Management
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BancorpSouth Insurance Services
At 9/30/07, YTD commissions totaled $55 million, a 16.7% increase over the same period in 2006.

Wealth Management Group
9/30/2007 12/31/2006
Number of Trust Accounts 4,727 4,705
Number of Brokerage Accounts 12,196 9,698
Total Client Accounts 16,923 14,403
Trust Assets $ 4.1 $ 3.7
Brokerage Assets 1.2 0.8
Assets Under Management (billions) $ 5.3 $ 4.5

| | | | | Wealth Management Group Total Commissions and Fees as of September 30 ($in millions) $14.0 $12.0 $7.2 $10.0 $6.7 $6.1 $8.0 $5.6 $5.1 $6.0 $4.0 $5.3 $3.8 $2.7 $2.9 $2.0 $2.0 $0.0 2003 2004 2005 2006 2007
| | | | | Brokerage Trust

Mobile Banking Innovator
First in the Nation Mobile Banking with Firethorn Holdings and AT&T Mobility BancorpSouth Benefits:
Market readiness for mobile banking
New customer acquisition & retention Customer convenience
Increased share of wallet
Transaction revenue

Commercial Banking and Cash Management
Over $1.09 billion in Commercial Checking balances 27.3% increase in Cash Management customers * 25.3% increase in Cash Management sweep product balances * 30.1% increase in total fee revenue for Cash Management *
* 9/30/07 as compared to 9/30/06

Deposits
Total Deposits as of September 30 ($ in billions)
$12.0 $10.2 $9.5 $11.0 $9.2 $8.8 $10.0 $8.5 $8.4 $9.0 $8.0 $7.0 $6.0 $5.0 2002 2003 2004 2005 2006 2007
6% 6%
11% AL 18% TX
TN AR 6% MO
LA 6%
MS
as of September 30, 2007
47% 14

A Strong Credit Culture YTD 3Q- 2001 2002 2003 2004 2005 2006 2007
Non Performing Loans / Net Loans 0.72% 0.62% 0.83% 0.50% 0.39% 0.30% 0.35% Net Charge-Offs (annualized) 0.35% 0.41% 0.33% 0.31% 0.23% 0.15% 0.12% Reserve Coverage of Non Performing Loans 1.9x 2.2x 1.8x 2.7x 3.5x 4.2x 3.6x

Loans
Loans Net of Unearned Income as of September 30 ($ in billions) $9.1 $10.0 $7.8 $9.0 $7.1 $8.0 $6.4 $6.5 $6.3 $7.0 $6.0 $5.0 $4.0 $3.0 2002 2003 2004 2005 2006 2007
5% 8% 13%
TX AL 14% TN AR 9% MO
LA
8% MS
as of September 30, 2007
43% 16

New Market Loan Growth
From January 1, 2004 September 30, 2007, new loan markets have added $407 million to BancorpSouth’s loan portfolio
New Loan Markets Longview, TX (2004) Lufkin, TX (2005) Gulf Shores, AL (2005) Fayetteville, AR (2005) Tyler, TX (2006) Huntsville, AL (2006) Lafayette, LA (2006) Destin, FL (2006) Franklin, TN (2006) 17
Mobile, AL (2007) 17

Operating Results Nine Months Ended September 30, 2007 2006 % Change
Net interest revenue $313,242 $289,548 8.18 Provision for credit losses 14,925 2,252 562.74 Noninterest revenue 176,485 155,604 13.42 Noninterest expense 317,889 293,013 8.49 Income before income taxes 156,913 149,887 4.69 Income tax provision 51,198 52,766 -2.97 Net income 105,715 97,121 8.85 Net income per share: diluted 1.30 1.22 6.56
Dollars in thousands, except per share amounts 18

Performance Ratios Nine Months Ended September 30, 2007 2006 % Change
Return on average assets 1.11% 1.10% 0.91 Return on tangible equity 16.51% 15.64% 5.56 Return on common equity 12.77% 13.05% -2.15 Net interest margin 3.67% 3.71% -1.08 Average shares outstanding — diluted 81,631,582 79,552,314 2.61 19

Net Interest Margin
4.00%
3.73% 3.75%
3.69% 3.75% 3.64% 3.66% 3.64% 3.66% 3.66% 3.61% 3.64% 3.66%
3.50% 3.25% 3.00%
Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07

Balance Sheet Information Nine Months Ended September 30, 2007 2006 % Change
Total assets $13,134,317 $11,870,764 10.64 Total earning assets 11,958,168 10,747,814 11.26 Loans, net of unearned discount 9,054,725 7,773,682 16.48 Allowance for credit losses 112,134 97,391 15.14 Total deposits 10,190,817 9,492,374 7.36 Common shareholders’ equity 1,169,739 1,024,609 14.16 Book value per share 14.22 12.95 9.81
Dollars in thousands, except per share amounts 21

Performance Metrics
Assets
($ in billions)
$12.0 $13.1 $14.0 $11.8 $10.3 $10.8 $12.0 $10.2 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 9/30/07
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Performance Metrics Return on Average Assets 1.50% 1.28% 1.13% 1.05% 1.11% 1.25% 1.05% 1.06%
1.00% 0.75% 0.50% 0.25% 0.00%
2002 2003 2004 2005 2006 3Q-07
3rd quarter 2007 results are annualized
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Performance Metrics
Return on Average Tangible Equity
20.00% 16.80% 16.51% 14.99% 14.60% 14.08% 14.41% 16.00%
12.00% 8.00% 4.00%
0.00%
2002 2003 2004 2005 2006 3Q-07
3rd quarter 2007 results are annualized
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Earnings Per Share History
$1.80 1.68 1.57 $1.60 1.39 1.43 1.47 1.30
$1.40 1.19 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00
2001 2002 2003 2004 2005 2006 2007
3rd Qtr YTD Total Year
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Dividend Growth
$0.85 $0.80 $0.75 $0.70 $0.65 $0.60 $0.55 $0.50 $0.45 $0.40 $0.35 $0.30 $0.25 $0.20 $0.15 $0.10 $0.05 $0.00
1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Cash dividend per share of common stock
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2007 Strategic Initiatives
Continue to pursue new market entries Create new initiatives for organic growth of deposits and loans Maintain our net interest margin Increase share of client wallet Continue to implement and promote a consistent BancorpSouth brand Continue to leverage industry-leading position in electronic payment technology Diversify and grow non-interest revenue
27
27

Key Investment Considerations
Unique market presence and growth opportunity Focused on retail customers and small- to mid-size business High degree of local management authority Size leveraged to support local offices Superior technological infrastructure Solid capital position Focused on shareholder value
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Total Shareholder Return
including dividends
Periods ending 12/31/06
18.0%
14.8% 14.2% 13.6%
10.4% 10.6% 12.0% 10.0% 10.1% 8.4%
6.2% 6.0% 0.0% 5 Year 10 Year15 Year
S&P 500 Index S&P Banks Composite Index CBOE BXS
Source: Bloomberg 30
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BancorpSouth’s common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com .

The Emerging Regional Bank of the Mid-South

APPENDIX
Unaudited Reconciliation of Non-GAAP Financial Measure
Return on average tangible equity should not be considered an alternative to return on average shareholders’ equity or other financial statement data, but rather as a non-GAAP measure of financial performance. Return on average tangible equity is computed by dividing the annualized net earnings available to common shareholders by the average tangible shareholders’ equity.
Average tangible shareholders’ equity equals average shareholders’ equity less goodwill and identifiable intangible assets. Management believes that return on average tangible equity is a meaningful measure because it reflects the equity deployed in BancorpSouth’s businesses. Because return on average tangible equity is not a measurement determined in accordance with GAAP and is susceptible to varying calculations, return on average tangible equity as presented may not be comparable to other similarly titled measures of other companies. The following table sets forth a reconciliation of return on average shareholders’ equity to return on average tangible equity:
(Average Balances, Dollars in thousands)

	Year Ended					YTD
	December 31, 2002	December 31, 2003	December 31, 2004	December 31, 2005	December 31, 2006	September 30, 2007
Shareholders’ Equity	$810,893	$845,874	$873,264	$934,563	$1,000,351	$1,106,907

Deduct: Goodwill and identifiable intangible assets	43,644	65,287	85,324	135,086	165,192	251,070

Tangible Shareholders’ Equity	767,249	780,587	787,940	799,477	835,159	855,837

Return on Average Shareholders’ Equity	13.81%	15.50%	12.70%	12.33%	12.52%	12.77%

Return on Average Tangible Equity	14.60%	16.80%	14.08%	14.41%	14.99%	16.51%